UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 8, 2011

Fuel Doctor Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-161052	26-2274999
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

23961 Craftsman Road L, Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(818) 224-5678

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2011, the board of directors of Fuel Doctor Holdings, Inc. (the “Company”) appointed Michael McIntyre as a director of the Company, effective immediately.. There is no understanding or arrangement between Mr. McIntyre   and any other person pursuant to which Mr. McIntyre   was selected as a director.  Mr. McIntyre   does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.  Mr. McIntyre has not entered into any material plan, contract or arrangement in connection with his respective appointment as a director.

Mr. McIntyre has been President for Consolidated Concepts, Inc., a private Corporate Consulting company specializing in Corporate Developement since October 2003.  Mr. McIntyre was a Business and Political Science Major at The University of Washington from 1971 to 1975.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL DOCTOR HOLDINGS, INC.

Date:  December 16, 2011

By: /s/ Mark Soffa

Mark Soffa

Chief Executive Officer

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